UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2005

SERVOTRONICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07109	16-0837866
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1110 Maple Street, Elma, New York 14059-0300
(Address of Principal Executive Offices, including zip code)

716-655-5990
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.
      14a-12)
__  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
__  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

On March 31, 2005 Servotronics, Inc. issued a press release announcing its financial results for the period ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Items 2.02 and 9.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Servotronics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.    Financial Statements and Exhibits

(c)   Exhibits.

99.1	Servotronics, Inc. Press Release issued on March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 1, 2005

SERVOTRONICS, INC.

By:	/s/ Lee D. Burns
Lee D. Burns
Treasurer and CFO

Exhibit Index

Exhibit No.    Description

99.1        Servotronics, Inc. Press Release issued on March 31, 2005.